Exhibit 99.2

PROSPECT

ACADIA REALTY TRUST

Q2 2024

SUPPLEMENTAL REPORTING INFORMATION

REALTY TRUST

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

Table of Contents		Supplemental Report – June 30, 2024

Section I – Second Quarter 2024 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	29
Market Capitalization	4	Core Top Tenants	33
Operating Statements		Core Lease Expirations	34
Consolidated Statements of Operations	5	Core New and Renewal Rent Spreads	35
Statements of Operations - Pro-rata Adjustments	7	Core Capital Expenditures	36
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations ("AFFO")	11	Section IV – Investment Management Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	37
Fee Income Detail	14	Investment Management Properties	39
Structured Financing	15	Investment Management Lease Expirations	42
		Development and Redevelopment Activity	44
Other Information
Transactional Activity	16
2024 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	23	Important Notes	45
Detail	24
Maturities	26
Interest Rate Summary	28

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2024		Company Information

Acadia Realty Trust is an equity real estate investment trust that owns and operates a high-quality core real estate portfolio ("Core" or "Core Portfolio") of street and open-air retail properties in the nation's most dynamic retail corridors, along with an investment management platform that targets opportunistic and value-add investments through its institutional co-investment vehicles (“Investment Management”). For further information, please visit www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	(914) 288-8100	Symbol AKR
	Suite 300	investorrelations@acadiarealty.com
Rye, NY 10580

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Jeff Spector - (646) 855-1363	Craig Mailman - (212) 816-4471	Todd Thomas - (917) 368-2286
	jeff.spector@bofa.com	craig.mailman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – June 30, 2024	(Including pro-rata share of Investment Management debt, in thousands, except per share amounts)

				Changes in Total Outstanding Common				Weighted Average
	Total Market		Capitalization	Shares and OP Units				Diluted EPS		Diluted FFO
	Capitalization ($)%		Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	105,267			Balance at 12/31/2023	95,362	5,345	100,707
Common Operating Partnership ("OP") Units	4,744			Vesting RS and LTIPs	9	417	426
Combined Common Shares and OP Units	110,011			OP Conversions	795	(795)	—
				Issuance of Shares	6,987	—	6,987
Share Price at June 30, 2024	$17.92			Other	3	—	3
				Balance at 3/31/2024	103,156	4,967	108,123	102,128	102,128	111,051	111,051
Equity Capitalization - Common Shares and OP Units	$1,971,397			Vesting RS and LTIPs	44	32	76
Preferred OP Units [2]	5,725			OP Conversions [4]	400	(255)	145
Total Equity Capitalization	1,977,122	60%	61%	Issuance of Shares	1,652	—	1,652
				Other	15	—	15
Debt Capitalization				Balance at 6/30/2024	105,267	4,744	110,011	103,592	102,860	111,837	111,096
Consolidated debt [3]	1,707,658
Adjustment to reflect pro-rata share of debt	(406,138)
Total Debt Capitalization	1,301,520	40%	39%

Total Market Capitalization	$3,278,642	100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $34,354 and pro-rata share of Investment Management cash of $9,070 for $43,424 of total cash netted against debt.
2.
Represents 188 Series A and 84,785 Series C Preferred OP Units convertible into 25,067 and 294,390 Common OP Units, respectively, multiplied by the Common Share price at quarter end.
3.
Reflects consolidated debt excluding $11,830 of unamortized premium and unamortized loan costs.
4.
During the three months ended June 30, 2024, 255,304 Common OP Units and 41,599 Series C Preferred OP Units were converted into 399,744 Common Shares.

4

Consolidated Statements of Operations
Supplemental Report – June 30, 2024	(in thousands)

	June 30, 2024 [1]
	Quarter	Year to Date
Revenues
Rental income	$85,626	$171,663
Other	1,628	6,947
Total revenues	87,254	178,610
Expenses
Depreciation and amortization	34,281	69,221
General and administrative	10,179	19,947
Real estate taxes	9,981	22,327
Property operating	15,781	34,877
Total expenses	70,222	146,372

Gain (loss) on disposition of properties	757	(441)
Operating income	17,789	31,797
Equity in earnings of unconsolidated affiliates	4,480	4,168
Interest income	5,413	10,651
Realized and unrealized holding (losses) gains on investments and other	(2,364)	(4,415)
Interest expense	(23,581)	(47,290)
Income (loss) from continuing operations before income taxes	1,737	(5,089)
Income tax provision	(155)	(186)
Net income (loss)	1,582	(5,275)
Net loss attributable to redeemable noncontrolling interests	2,292	4,846
Net (income) loss attributable to noncontrolling interests	(2,431)	5,141
Net income attributable to Acadia	$1,443	$4,712

	June 30, 2024 [1]
	Quarter	Year to Date
Reconciliation of Revenues to Consolidated GAAP Revenues
Total Revenues	$84,400	$170,182
Straight-line rent income	757	886
Above/below-market rent income	1,467	2,792
Asset and property management fees	234	386
Development, construction, leasing and legal fees	197	263
Other income	199	4,101
Consolidated Total Revenues	$87,254	$178,610

Reconciliation of Operating Expenses to Consolidated GAAP Expenses
Property operating - CAM and Other	$12,297	$28,022
Other property operating (Non-CAM)	3,334	6,553
Asset and property management expense	150	302
Consolidated Total Operating Expenses	$15,781	$34,877

Consolidated Statements of Operations - Detail
Supplemental Report – June 30, 2024	(in thousands)

	June 30, 2024 [1]
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Quarter	Year to Date
REVENUES
Minimum rents	$66,592	$133,124
Percentage rents	565	1,250
Expense reimbursements - CAM	8,089	16,985
Expense reimbursements - Taxes	8,172	16,655
Other property income	982	2,168
Total Revenues	84,400	170,182

EXPENSES
Property operating - CAM	12,312	27,071
Other property operating (Non-CAM)	3,334	6,553
Real estate taxes	9,981	22,327
Asset and property management expense	150	302
Total Expenses	25,777	56,253

NET OPERATING INCOME - PROPERTIES	58,623	113,929

OTHER INCOME (EXPENSE)
Interest income	5,413	10,651
Straight-line rent income	757	886
Above/below-market rent income	1,467	2,792
Interest expense [2]	(20,925)	(42,358)
Amortization of finance costs	(2,149)	(3,915)
Above/below-market interest expense	5	17
Finance lease interest expense	(512)	(1,034)
Other income	158	3,025
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	42,837	83,993

FEE AND OTHER INCOME [3]
Asset and property management fees	234	419
Development, construction, leasing and legal fees	197	263
Total Investment Management Fee Income	431	682

Net promote and other transactional income	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	431	682

Realized gains on marketable securities, net	3,586	7,580
Less: previously recognized unrealized gains on marketable securities sold	(3,586)	(7,580)
Unrealized losses on marketable securities	(2,308)	(4,323)
Income tax provision	(155)	(186)
Total Fee and Other Loss	(2,032)	(3,827)

General and Administrative	(10,179)	(19,947)

Depreciation and amortization	(34,190)	(69,039)
Non-real estate depreciation and amortization	(91)	(182)
Gain (loss) on disposition of properties	757	(441)
(Loss) gain before equity in earnings and noncontrolling interests	(2,898)	(9,443)

Equity in earnings of unconsolidated affiliates	4,480	4,168
Noncontrolling interests (including redeemable noncontrolling interests)	(139)	9,987

NET INCOME ATTRIBUTABLE TO ACADIA	$1,443	$4,712

Statements of Operations – Pro-Rata Adjustments[7]
Supplemental Report – June 30, 2024	(in thousands)

	Quarter Ended June 30, 2024		Year to Date June 30, 2024
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
REVENUES
Minimum rents	$(28,984)	$13,104	$(57,928)	$27,801
Percentage rents	(125)	55	(315)	165
Expense reimbursements - CAM	(4,428)	1,898	(8,714)	3,783
Expense reimbursements - Taxes	(3,515)	1,971	(6,929)	4,093
Other property income	(455)	273	(792)	341
Total Revenues	(37,507)	17,301	(74,678)	36,183

EXPENSES
Property operating - CAM	(5,871)	2,149	(12,718)	4,560
Other property operating (Non-CAM)	(815)	237	(1,706)	537
Real estate taxes	(4,003)	3,109	(8,672)	6,241
Asset and property management expense	(495)	640	(930)	1,224
Total Expenses	(11,184)	6,135	(24,026)	12,562
NET OPERATING INCOME - PROPERTIES	(26,323)	11,166	(50,652)	23,621

OTHER INCOME (EXPENSE)
Interest income	(99)	7	(146)	14
Straight-line rent income	(1,226)	1,446	(1,563)	1,850
Above/below-market rent income (expense)	(684)	533	(1,328)	1,027
Interest expense	12,270	(4,843)	24,601	(9,582)
Amortization of finance costs	943	(334)	1,960	(681)
Above/below-market interest expense	—	104	—	135
Finance lease interest expense	342	(100)	682	(200)
Other income (expense)	(185)	2	(423)	31
CORE PORTFOLIO AND INVESTMENT MANAGEMENT INCOME	(14,962)	7,981	(26,869)	16,215

FEE AND OTHER INCOME [3]
Asset and property management fees	2,606	174	5,301	315
Development, construction, leasing and legal fees	1,511	102	3,297	167
Total Investment Management Fee Income	4,117	276	8,598	482

Net promote and other transactional income	—	—	—	—
Total Investment Management Fee Income, Net Promote and Other Transactional Income	4,117	276	8,598	482

Realized gains on marketable securities, net	—	—	—	—
Less: previously recognized unrealized gains on marketable securities sold	—	—	—	—
Unrealized gains on marketable securities	—	—	—	—
Income tax provision	73	(5)	56	(11)
Total Fee and Other Loss	4,190	271	8,654	471

General and Administrative	814	(424)	1,393	(662)
Depreciation and amortization	15,356	(7,457)	31,626	(15,965)
Gain (loss) on disposition of properties	(5,434)	4,109	(4,511)	4,109
(Loss) gain before equity in earnings and noncontrolling interests	(36)	4,480	10,293	4,168

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(103)	—	(306)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$(139)	$4,480	$9,987	$4,168

7

Balance Sheet
Supplemental Report – June 30, 2024	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$849,524	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,106,413	Core	$71,976
Tenant improvements	283,309	Fund III	29,826
Construction in progress	21,023	Total	$101,802
Right-of-use assets - finance leases	58,637
	4,318,906
Less: Accumulated depreciation and amortization	(871,994)
Operating real estate, net	3,446,912
Real estate under development	101,802	Summary of other assets, net:
Net investments in real estate	3,548,714	Deferred charges, net	$36,071
Notes receivable, net ($1,520 of allowance for credit losses)	126,653	Accrued interest receivable	28,768
Investments in and advances to unconsolidated affiliates	203,410	Due from seller	2,343
Lease intangibles, net	86,429	Prepaid expenses	13,242
Other assets, net	127,350	Other receivables	2,560
Right-of-use assets - operating leases, net	27,748	Income taxes receivable	1,472
Cash and cash equivalents	31,915	Corporate assets, net	740
Restricted cash	23,139	Deposits	1,816
Marketable securities	21,668	Derivative financial instruments	40,338
Straight-line rents receivable, net	37,730	Total	$127,350
Rents receivable, net	16,282
Total assets	$4,251,038

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgage and other notes payable, net	955,069
Unsecured notes payable, net	644,313	Summary of accounts payable and other liabilities:
Unsecured line of credit	96,446	Lease liability - finance leases, net	$32,649
Accounts payable and other liabilities	148,681	Accounts payable and accrued expenses	62,198
Lease liability - operating leases	29,964	Deferred income	36,086
Dividends and distributions payable	20,285	Tenant security deposits, escrow and other	13,988
Lease intangibles, net	69,414	Derivative financial instruments	3,760
Distributions in excess of income from, and investments in, unconsolidated affiliates	7,301	Total	$148,681
Total liabilities	1,971,473
Commitments and contingencies
Redeemable noncontrolling interests	40,874
Shareholders' Equity
Common shares	105
Additional paid-in capital	2,115,689
Accumulated other comprehensive income	47,621
Distributions in excess of accumulated earnings	(381,945)
Total Acadia shareholders’ equity	1,781,470
Noncontrolling interests	457,221
Total equity	2,238,691
Total liabilities, redeemable noncontrolling interests, and equity	$4,251,038

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2024	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
Real estate
Land	$(202,828)	$68,557
Buildings and improvements	(812,572)	266,417
Tenant improvements	(58,216)	19,530
Construction in progress	(6,239)	1,953
Right-of-use assets - finance leases	(22,571)	22,151
	(1,102,426)	378,608
Less: Accumulated depreciation and amortization	153,340	(78,322)
Operating real estate, net	(949,086)	300,286
Real estate under development	(22,507)	2,217
Net investments in real estate	(971,593)	302,503
Notes receivable, net ($1,520 of allowance for credit losses)	66,012	—
Investments in and advances to unconsolidated affiliates	(72,414)	(126,855)
Lease intangibles, net	(38,114)	6,792
Other assets, net	20,093	6,476
Right-of-use assets - operating leases, net	(1,759)	—
Cash and cash equivalents	(14,857)	7,735
Restricted cash	(7,490)	2,982
Marketable securities	—	—
Straight-line rents receivable, net	(9,363)	5,899
Rents receivable, net	(5,476)	1,880
Total assets	$(1,034,961)	$207,412

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Mortgage and other notes payable, net	$(569,012)	$179,581
Unsecured notes payable, net	—	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(31,409)	21,502
Lease intangibles, net	(30,683)	5,550
Lease liability - operating leases	(1,830)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(20,999)	8,076
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(7,301)
Total liabilities	(653,933)	207,412
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests (including redeemable noncontrolling interests)	(381,028)	—
Total equity	(381,028)	—
Total liabilities, redeemable noncontrolling interests, and equity	$(1,034,961)	$207,412

9

Notes to Income Statements, Balance Sheet and Pro-rata Adjustments[7]
Supplemental Report – June 30, 2024	(in thousands)

__________

Notes to income statements, balance sheet and pro-rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of consolidated capitalized interest of $1.7 million and $3.3 million for the three and six months ended June 30, 2024.
3.
Refer to Fee Income Detail page in the Supplemental Report.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and includes redeemable noncontrolling interests.
5.
Represents the Company’s pro-rata share of unconsolidated investments (which consists of unconsolidated Core properties but also includes Investment Management assets that are held off-balance sheet), of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
This represents the (loss) income allocable to Operating Partnership Units of $0.1 million and $0.3 million, respectively, for the three and six months ended June 30, 2024.
7.
The Company currently has controlling ownership interests in both (a) Investment Management (represented by Funds II, III, IV & V and Mervyns II) and (b) non-wholly owned Core assets. All properties which the Company is deemed to control are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), FFO Before Special Items, Adjusted Funds from Operations (“AFFO”)
Supplemental Report – June 30, 2024	(in thousands, except per share amounts)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2024	June 30, 2024	June 30, 2024	June 30, 2023	June 30, 2023
Funds from operations ("FFO"):
Net Income (Loss) attributable to Acadia	$3,269	$1,443	$4,712	$9,276	$22,636
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	27,087	26,291	53,378	28,248	54,692
Loss on disposition on real estate properties (net of noncontrolling interest share)	275	568	843	—	—
Income attributable to noncontrolling interests' share in Operating Partnership	326	187	513	697	1,614
FFO to Common Shareholders and Common OP Unit holders - Diluted	$30,957	$28,489	$59,446	$38,221	$78,942

Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	4,323	(1,713)	(1,779)
Realized gain	3,994	3,586	7,580	—	—
FFO before Special Items attributable to Common Shareholder and Common OP Unit holders [1]	$36,966	$34,383	$71,349	$36,508	$77,163

Adjusted Funds from operations ("AFFO"):
FFO	$30,957	$28,489	$59,446	$38,221	$78,942
Unrealized holding loss (gain) (net of noncontrolling interest share)	2,015	2,308	4,323	(1,713)	(1,779)
Realized gain	3,994	3,586	7,580	—	—
Straight-line rent, net	(196)	(977)	(1,173)	(868)	(1,061)
Above/below-market rent	(1,175)	(1,316)	(2,491)	(9,631)	(11,718)
Amortization of finance costs	1,096	1,540	2,636	1,063	2,148
Above/below-market interest	(43)	(109)	(152)	(50)	(97)
Non-real estate depreciation	91	91	182	93	180
Stock-based compensation	3,938	2,406	6,344	2,279	6,055
Leasing commissions	(560)	(1,362)	(1,922)	(1,035)	(2,542)
Tenant improvements	(1,212)	(907)	(2,119)	(1,053)	(5,858)
Maintenance capital expenditures	(1,640)	(2,143)	(3,783)	(1,977)	(2,667)
AFFO to Common Shareholders and Common OP Unit holders	$37,265	$31,606	$68,871	$25,329	$61,603

Total weighted-average diluted shares and OP Units	111,051	111,837	111,096	102,642	102,525

Diluted FFO per Common share and OP Unit:
FFO	$0.28	$0.25	$0.54	$0.37	$0.77

FFO before Special Items	$0.33	$0.31	$0.64	$0.36	$0.75

__________

1.
The Company defines Special Items to include (i) unrealized holding losses or gains (net of noncontrolling interest share) on investments and (ii) other costs that do not occur in the ordinary course of the Company's underwriting and investing business.

EBITDA
Supplemental Report – June 30, 2024	(in thousands)

	Quarter Ended June 30, 2024			Year to Date June 30, 2024			Quarter Ended June 30, 2023
	Core	Investment		Core	Investment		Core	Investment
	Portfolio	Management	Total	Portfolio	Management	Total	Portfolio	Management	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$2,753	$(1,310)	$1,443	$10,422	$(5,710)	$4,712	$11,200	$(1,924)	$9,276

Adjustments:
Depreciation and amortization	19,567	6,815	26,382	39,911	13,649	53,560	21,876	6,465	28,341
Interest expense	9,126	4,372	13,498	18,578	8,761	27,339	12,118	3,696	15,814
Amortization of finance costs	1,090	450	1,540	1,714	922	2,636	673	390	1,063
Above/below-market interest	(109)	—	(109)	(152)	—	(152)	(50)	—	(50)
Loss (gain) on disposition of properties	2,213	(1,645)	568	2,213	(1,370)	843	—	—	—
Unrealized holding loss (gain) on investment in Albertsons and other	2,308	—	2,308	4,323	—	4,323	(1,713)	—	(1,713)
Realized gain	3,586	—	3,586	7,580	—	7,580	—	—	—
Provision for income taxes	69	18	87	121	20	141	88	24	112
Noncontrolling interest - OP	103	—	103	306	—	306	574	—	574
EBITDA	$40,706	$8,700	$49,406	$85,016	$16,272	$101,288	$44,766	$8,651	$53,417

Adjusted EBITDA:

EBITDA	$40,706	$8,700	$49,406	$85,016	$16,272	$101,288	$44,766	$8,651	$53,417
Stock based compensation	2,406	—	2,406	6,344	—	6,344	2,279	—	2,279
Adjusted EBITDA	$43,112	$8,700	$51,812	$91,360	$16,272	$107,632	$47,045	$8,651	$55,696

Core EBITDA excluding realized gains	$37,120	$8,700	$45,820	$77,436	$16,272	$93,708	$44,766	$8,651	$53,417

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2024	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2024	June 30, 2023	Favorable/ (Unfavorable)	June 30, 2024	June 30, 2023	Favorable/ (Unfavorable)

Summary
Minimum rents	$36,013	$34,192	5.3%	$71,883	$68,043	5.6%
Expense reimbursements	8,871	8,427	5.3%	17,940	17,118	4.8%
Other property income	729	656	11.1%	1,933	1,896	2.0%

Total Revenue	45,613	43,275	5.4%	91,756	87,057	5.4%

Expenses
Property operating - CAM & Real estate taxes	11,782	11,084	(6.3)%	24,436	22,974	(6.4)%
Other property operating (Non-CAM)	1,753	1,793	2.2%	3,214	3,370	4.6%

Total Expenses	13,535	12,877	(5.1)%	27,650	26,344	(5.0)%

Same Property NOI - Core properties	$32,078	$30,398	5.5%	$64,106	$60,713	5.6%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	2,961	5,335		6,887	11,235
Core NOI	$35,039	$35,733		$70,993	$71,948

Other same property information
Physical Occupancy at the end of the period	91.8%	92.2%
Leased Occupancy at the end of the period	94.8%	95.1%

__________

1.
The above amounts include the pro-rata share of the Company's Core consolidated and unconsolidated investments.

Fee Income Detail [1]
Supplemental Report – June 30, 2024	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other [2]	Total
Year to Date June 30, 2024
Asset and property management fees	$155	$47	$1,574	$3,904	$355	$6,035
Transactional fees	204	49	573	2,698	203	3,727
Total fees	$359	$96	$2,147	$6,602	$558	$9,762

Quarter Ended June 30, 2024
Asset and property management fees	$80	$26	$709	$2,000	$199	$3,014
Transactional fees	85	34	290	1,251	150	1,810
Total fees	$165	$60	$999	$3,251	$349	$4,824

Quarter Ended March 31, 2024
Asset and property management fees	$75	$21	$865	$1,904	$156	$3,021
Transactional fees	119	15	283	1,447	53	1,917
Total fees	$194	$36	$1,148	$3,351	$209	$4,938

__________

1.
Fees are shown at the Company's pro-rata share and can be derived from the Consolidated Statements of Operations - Detail and Statements of Operations - Pro-Rata Adjustments. The components of the total fee income to the Company are derived by the fees included on the Consolidated Statements of Operations and the Company's share of fees from the Noncontrolling Interests in Consolidated Subsidiaries and the Company' share of fee income from Unconsolidated Subsidiaries.
2.
Other includes fees generated from joint ventures (within both Core and Investment Management) as well as third-party managed assets.

Structured Financing Portfolio
Supplemental Report – June 30, 2024	(in thousands)

	March 31, 2024			Quarter Ended June 30, 2024					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions	Principal	Interest	Balance	Rate	Rate	Dates [1,3]
First mortgage notes [1,2]	$59,801	$3,809	$63,610	$—	$—	$59,801	$3,809	$63,610	5.99%	6.39%	Sept-24

Other notes[2]	127,233	36,165	163,398	7,879	—	135,112	40,477	175,589	11.64%	11.74%	Sep-24 to Dec-27

Total Core notes receivable	$187,034	$39,974	$227,008	$7,879	$—	$194,913	$44,286	$239,199	9.91%	10.10%

__________

Reconciliation of Notes Receivable to the Pro-Rata Balance Sheet:

Total Notes Receivable per above						$194,913
Allowance for credit loss						(2,248)
Total pro-rata Notes Receivable						$192,665

________

1.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at June 30, 2024.
2.
Certain of the first mortgage notes and other notes enable the borrower to prepay or convert its obligations prior to the stated maturity date without penalty.
3.
Certain first mortgage notes have extension options subject to customary conditions.

Transactional Activity
Supplemental Report – June 30, 2024	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Investment Management Share	Acadia Share

ACQUISITIONS [2]
Investment Management:
Other Co-Investment Vehicles:
Shops at Grand Avenue [3]	Queens, NY	May 16, 2024	$48,509	5.00%	$2,425	$2,425
			$48,509		$2,425	$2,425

DISPOSITIONS
Core:
Shops at Grand Avenue [3]	Queens, NY	May 16, 2024	$48,250	100.00%	$48,250	$48,250

Investment Management:
Fund IV:
2207 & 2208-2216 Fillmore	San Francisco, CA	April 3, 2024	14,060	90.00%	12,654	2,926
Paramus Plaza	Paramus, NJ	June 28, 2024	36,800	50.00%	18,400	4,254

Fund V:
Canton Marketplace - Outparcel	Canton, GA	June 28, 2024	2,200	100.00%	2,200	442
			$101,310		$81,504	$55,872

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Investment Management Share	Acadia Share

Core:
Georgetown Renaissance Collection	Partner Loan	May 24, 2024	$7,631	100.00%	$—	$7,631
			$7,631		$—	$7,631

________

1.
Ownership percentages for Investment Management transactional activities represent the respective Investment Management’s ownership, not the Company’s proportionate share, except for Shops at Grand Avenue which reflects the Company’s proportionate share.
2.
Acquisition amounts include capitalized costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
3.
This was a single transaction in which the Company sold a 95% interest in Shops at Grand Avenue. The difference between the $48,509 acquisition amount and the $48,250 disposition amount is due to acquisition costs, which are included in the acquisition amount. Refer to footnote 2.

2024 Guidance
Supplemental Report – June 30, 2024	(in millions, except per share amounts)

The Company updated its annual 2024 guidance as follows:

•
Net earnings per share to $0.07-$0.11 from $0.07-$0.13
•
NAREIT FFO per share to $1.09-$1.13 from $1.09-$1.15
•
FFO Before Special Items per share to $1.26-$1.32 from $1.24-$1.32

	2024 Guidance
	Revised	Prior [1]

Net earnings per share attributable to Acadia	$0.07-$0.11	$0.07-$0.13
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	1.01	1.01
Noncontrolling interest in Operating Partnership	0.01	0.01
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.09-$1.13	$1.09-$1.15
Net unrealized holding loss [2,3]	0.04	0.02
Realized gains and promotes [3]	0.13-0.15	0.13-0.15
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.26-$1.32	$1.24-$1.32

________

1.
The prior guidance range represents the reaffirmed guidance announced on April 29, 2024, in conjunction with first quarter 2024 earnings.
2.
This primarily represents the unrealized mark-to-market holding loss related to the Company’s investment in Albertsons, which was recognized in NAREIT FFO for the six months ended June 30, 2024. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its 2024 guidance assumptions.
3.
It is the Company’s policy to exclude unrealized gains and losses from FFO Before Special Items and to include and provide guidance for any anticipated realized gains related to the Company’s investment in Albertsons within FFO Before Special Items. The Company realized investment gains of $ 7.6 million on 350,000 shares for the six months ended June 30, 2024.

9

Net Asset Valuation Information
Supplemental Report – June 30, 2024	(in thousands)

	CORE	FUND II [3]	FUND III	FUND IV	FUND V	Other Co-Investment Vehicles [5]	Total Investment Management

Acadia Ownership Percentage	N/A	61.67%	24.54%	23.12%	20.10%	5.00%

Current Quarter NOI
At Pro-Rata [1]
Net Operating Income [2]	$35,039	N/A3	$111	$1,026	$5,297	$23	$6,457
Less:
Net operating (income) loss from properties sold or assets held for sale	(511)	N/A3	(13)	(231)	(6)	—	(250)
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [4]	(2,812)	N/A 3	(98)	(181)	—	—	(279)
Net Operating Income of stabilized assets	$31,716	N/A 3	$—	$614	$5,291	$23	$5,928

Costs to Date (Pro-Rata)
Assets held for sale	$—	N/A [3]	$—	$—	$—	$—	$—
Pre-stabilized assets [4]	—	N/A [3]	14,347	30,999	—	—	45,346
Development and redevelopment projects	730,100	N/A 3	7,300	27,800	—	—	35,100
Total Costs to Date	$730,100	N/A 3	$21,647	$58,799	$—	$—	$80,446

Debt (Pro-Rata)	$1,027,498	$79,886	$8,098	$33,392	$152,646	$—	$274,022

_________

1.
This Net Asset Valuation Information page shows Acadia’s pro-rata portion of the Core and Investment Management Net Operating Income.
2.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See Transactional Activity page in this Supplemental Report for descriptions of those acquisitions.
3.
Fund II has been substantially liquidated except for its investment in City Point. Amounts omitted as only remaining asset is City Point.
4.
Pre-stabilized assets consist of the following projects for Fund II: City Point; Fund III: 640 Broadway; Fund IV: 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
5.
Other Co-investment vehicles currently include the Company’s ownership interest in Shops at Grand Avenue.

Selected Financial Ratios
Supplemental Report – June 30, 2024	(in thousands, except per share amounts)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2024		2023		2024		2023		LEVERAGE RATIOS	June 30, 2024		March 31, 2024
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$40,706		$44,766		$85,016		$83,006		Debt + Preferred Equity (Preferred OP Units)	$1,307,245		$1,336,542
Interest expense	9,126		12,118		18,578		23,771		Total Market Capitalization	3,278,642		3,175,714
Principal Amortization	3,077		799		5,519		1,613		Debt + Preferred Equity/
Preferred Dividends [3]	84		123		207		246		Total Market Capitalization	40%		42%
Fixed-Charge Coverage Ratio - Core Portfolio	3.3	x	3.4	x	3.5	x	3.2	x

EBITDA divided by:	$49,406		$53,417		$101,288		$110,272		Net debt [6]	$1,263,821		$1,320,824
Interest expense	13,498		15,814		27,339		30,973		Total Market Capitalization	3,278,642		3,175,714
Principal Amortization	3,443		1,104		6,275		2,260		Net Debt + Preferred Equity/
Preferred Dividends	84		123		207		123		Total Market Capitalization	39%		42%
Fixed-Charge Coverage Ratio - Core Portfolio and Investment Management	2.9	x	3.1	x	3.0	x	3.3	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$921,452		$944,643
									Net debt [7]	887,098		932,734
Dividends declared (per share/OP Unit)	$0.18		$0.18		$0.36		$0.36		EBITDA	166,428		169,695
									EBITDA excluding Realized Gains (net of noncontrolling share)	151,676		153,719
Dividends (Shares) & Distributions (OP Units) declared	$20,176		$18,501		$40,197		$36,974		Debt/EBITDA - Core Portfolio	5.5	x	5.6	x
FFO	28,489		38,221		59,446		78,942		Debt/EBITDA excluding Realized Gains - Core Portfolio	6.1	x	6.1	x
FFO Payout Ratio [8]	71%		48%		68%		47%		Net Debt/EBITDA - Core Portfolio	5.3	x	5.5	x
									Net Debt/EBITDA excluding Realized Gains - Core Portfolio	5.8	x	6.1	x
AFFO [5]	31,606		25,329		68,871		61,603		Core and Investment Management:
AFFO Payout Ratio	64%		73%		58%		60%		Debt [4]	$1,301,520		$1,328,651
									Net debt [6]	1,258,096		1,312,933
FFO Before Special Items	34,383		36,508		71,349		77,163		EBITDA	200,100		199,983
FFO Before Special Items Payout Ratio	59%		51%		56%		48%		EBITDA excluding Realized Gains (net of noncontrolling share)	185,348		184,007
									Debt/EBITDA - Core and Investment Management	6.5	x	6.6	x
									Debt/EBITDA excluding Realized Gains - Core and Investment Management	7.0	x	7.2	x
									Net Debt/EBITDA - Core and Investment Management	6.3	x	6.6	x
									Net Debt/EBITDA excluding Realized Gains - Core and Investment Management	6.8	x	7.1	x

Selected Financial Ratios
Supplemental Report – June 30, 2024	(in thousands)

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2024	December 31, 2023	June 30, 2024	December 31, 2023

Quarter Core EBITDA as reported	$40,706	$159,260	$40,706	$159,260
Add back: Stock-based compensation, net of employee equity elections	—	—	2,406	10,581
Subtotal	40,706	159,260	43,112	169,841

Year to Date Core EBITDA as reported	$85,016	$159,260	$85,016	$169,841
Add: Projected Core EBITDA [9]	81,412	—	86,224	—
Annualized Core EBITDA	166,428	159,260	171,240	169,841

Year to Date Realized gain as reported	7,580	4,636	7,580	4,636
Add: Projected Realized gain [9]	7,172	—	7,172	—
Annualized realized gain	14,752	4,636	14,752	4,636
Annualized Core EBITDA excluding realized gains	151,676	154,624	156,488	165,205

Quarter Investment Management EBITDA as reported	8,700	42,310	8,700	42,310

Year to Date Investment Management EBITDA as reported	16,272	—	16,272	—
Add: Projected Investment Management EBITDA [9]	17,400	—	17,400	—
Annualized Investment Management EBITDA	33,672	42,310	33,672	42,310

EBITDA Core and Investment Management	$200,100	$201,570	$204,912	$212,151

EBITDA Core and Investment Management excluding realized gains	$185,348	$196,934	$190,160	$207,515

Selected Financial Ratios
Supplemental Report – June 30, 2024	(in thousands)

Quarter Ended
Reconciliation of Core Portfolio Debt	June 30, 2024

Core Portfolio Debt per Debt Summary	$1,027,498
Incremental Core Debt Attributable to City Point[8]	(106,046)
Adjusted Core Debt for purposes of computing Debt/EBITDA	921,452

Investment Management Debt per Debt Summary	274,022
Incremental Core Debt Attributable to City Point[8]	106,046
Adjusted Investment Management Debt per EBITDA	380,068

Total Core and Investment Management Debt for purposes of computing Debt/EBITDA	$1,301,520

Selected Financial Ratios
Supplemental Report – June 30, 2024	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Amount represents the Company's reallocation of its pro-rata portion of the de-leveraging of Fund II's property-level debt in August 2022 associated with the City Point refinancing to align with the inclusion of the associated EBITDA derived from its investment.

5. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to Net Income attributable to Acadia.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Investment Management cash and restricted cash balance at end of period.

7. Reflects debt net of the current Core Portfolio cash and restricted cash balance at end of period.

8. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

9. Projected Core and Investment Management EBITDA are based upon actual second quarter 2024 results as reported.

Portfolio Debt – Summary
Supplemental Report – June 30, 2024	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Investment Management			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$746,446	4.2%	3.7	$—	—%	—	$746,446	57%	4.7%	3.7	$—	$—	$746,446
Variable-Rate Debt [5]	—	—%	—	—	—%	—	—	—%	—%	—	—	—	—
								57%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	271,834	4.8%	3.3	195,417	5.4%	1.5	467,251	36%	5.0%	2.7	348,072	(147,358)	667,965
Variable-Rate Debt [5]	9,218	9.3%	0.4	78,605	8.1%	1.2	87,823	7%	8.1%	1.1	224,748	(19,324)	293,247
								43%

Total	$1,027,498	4.4%	3.6	$274,022	6.2%	1.4	$1,301,520	100%	5.0%	3.1	$572,820	$(166,682)	1,707,658

Unamortized premium							223						223
Net unamortized loan costs							(9,051)						(12,053)
Contingent loan obligation							13,705
Total							$1,306,397						$1,695,828

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to available extension options.

Portfolio Debt – Detail
Supplemental Report – June 30, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2024	Percent	Amount	Rate	Maturity Date	Options

CORE PORTFOLIO

Fixed-Rate Debt

Crossroads Shopping Center		$58,651	49.00%	$28,739	3.94%	10/06/24	None
840 N. Michigan Avenue [5]		33,750	91.85%	30,999	N/A	12/10/26	None
239 Greenwich Avenue		26,000	75.00%	19,500	4.00%	07/10/27	1x60 mos.
Georgetown Portfolio (2008 Investment)		14,194	50.00%	7,097	4.72%	12/10/27	None
555 9th Street		57,500	100.00%	57,500	3.99%	01/01/28	1x24 mos.
State & Washington		21,042	100.00%	21,042	4.40%	09/05/28	None
North & Kingsbury		10,195	100.00%	10,195	4.01%	11/05/29	None
151 N. State Street		12,020	100.00%	12,020	4.03%	12/01/29	None
Concord & Milwaukee		2,253	100.00%	2,253	4.40%	06/01/30	None
California & Armitage		2,089	100.00%	2,089	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		746,446	100.00%	746,446	N/A	Various
Secured interest rate swaps [1]		202,000	39.80%	80,400	N/A	Various

Sub-Total Fixed-Rate Debt		1,186,139		1,018,280	4.4%

Secured Variable-Rate Debt
Gotham Plaza		17,122	49.00%	8,390	SOFR+4.00%	09/02/24	None
Georgetown Portfolio (2016 Investment)		152,000	20.00%	30,400	SOFR+2.65%	11/06/26	2x12 mos.
3104 M Street [2]		4,139	20.00%	828	PRIME	01/01/27	2x12 mos.
Sullivan Center		50,000	100.00%	50,000	SOFR+1.60%	11/16/28	None
Secured interest rate swaps [1]		(202,000)	39.80%	(80,400)	N/A	Various

Unsecured Variable-Rate Debt
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+1.60%	04/06/27	None
Unsecured Revolving Credit Facility [3]		96,446	100.00%	96,446	SOFR+1.35%	04/15/28	2x6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	SOFR+1.50%	04/15/28	2x6 mos.
Unsecured $75 Million Term Loan		75,000	100.00%	75,000	SOFR+1.95%	07/29/29	None
Unsecured interest rate swaps [1]		(746,446)	100.00%	(746,446)	N/A	Various

Sub-Total Variable-Rate Debt		21,261		9,218	9.3%

Total Debt - Core Portfolio		$1,207,400		$1,027,498	4.4%

Investment Management
Fixed-Rate Debt
650 Bald Hill Road [4]	Fund IV	15,204	20.81%	3,164	3.75%	06/01/26	None
Shoppes at South Hills [4]	Fund V	32,256	18.09%	5,835	5.95%	03/01/28	1x12 mos.
Broughton Street Portfolio	Fund IV	25,939	23.12%	5,997	5.62%	06/01/28	None
Canton Marketplace	Fund V	34,460	20.10%	6,926	6.29%	06/01/28	None
Interest rate swaps [1]	Funds II, IV & V	678,898	25.56%	173,495	N/A	Various
Sub-Total Fixed-Rate Debt		786,756		195,417	5.4%

Variable-Rate Debt
Elk Grove Commons	Fund V	39,964	20.10%	8,033	SOFR+2.10%	07/08/24	1x6 mos.
Eden Square [4]	Fund IV	23,773	20.81%	4,947	SOFR+2.35%	09/01/24	None
Hickory Ridge	Fund V	27,130	20.10%	5,453	SOFR+2.00%	10/05/24	None
Tri-City Plaza [4]	Fund V	37,953	18.09%	6,866	SOFR+2.00%	10/18/24	1x12 mos.
Lincoln Commons	Fund V	37,840	20.10%	7,606	SOFR+1.80%	10/24/24	None
Landstown Commons	Fund V	59,322	20.10%	11,924	SOFR+1.80%	10/24/24	None
Palm Coast Landing	Fund V	25,582	20.10%	5,142	SOFR+1.86%	11/01/24	None
Frederick Crossing [4]	Fund V	23,339	18.09%	4,222	SOFR+1.75%	12/02/24	1x12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	SOFR+2.00%	12/20/24	None
Frederick County Square [4]	Fund V	25,049	18.09%	4,531	SOFR+2.514%	01/01/25	1x12 mos.
Acadia Strategic Opportunity Fund IV Term Loan	Fund IV	36,200	23.12%	8,369	SOFR+2.564%	03/31/25	None
Midstate Mall	Fund V	48,226	20.10%	9,693	SOFR+2.50%	04/28/25	2x12 mos.
New Towne Center	Fund V	16,188	20.10%	3,254	SOFR+2.20%	05/01/25	1x12 mos.
Fairlane Green	Fund V	31,950	20.10%	6,422	SOFR+2.30%	06/05/25	1x12 mos.
Trussville Promenade	Fund V	28,291	20.10%	5,686	SOFR+2.30%	06/15/25	1x12 mos.

Portfolio Debt – Detail
Supplemental Report – June 30, 2024	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2024	Percent	Amount	Rate	Maturity Date	Options
City Point [4]	Fund II	137,485	58.10%	79,886	SOFR+2.614%	08/01/25	1x12 mos.
Cypress Creek	Fund V	32,200	20.10%	6,472	SOFR+2.80%	09/01/25	2x12 mos.
640 Broadway	Fund III	33,000	24.54%	8,098	SOFR+3.75%	10/01/25	3x12 mos.
1964 Union [4]	Fund IV	1,345	20.81%	280	LSOFR+2.25%	10/01/25	None
717 N Michigan Avenue	Fund IV	46,000	23.12%	10,635	SOFR+3.33%	12/09/25	None
Hiram Pavilion	Fund V	27,398	20.10%	5,507	SOFR+2.30%	03/05/26	1x12 mos.
Monroe Marketplace	Fund V	25,300	20.10%	5,085	SOFR+2.764%	11/12/26	None
Maple Tree Place	Fund V	43,400	20.10%	8,723	SOFR+2.85%	02/14/27	2x12 mos.
Wood Ridge Plaza [4]	Fund V	36,106	18.09%	6,532	SOFR+2.90%	03/21/27	None
La Frontera Village [4]	Fund V	55,500	18.09%	10,040	SOFR+2.614%	06/10/27	None
Family Center at Riverdale [4]	Fund V	38,500	17.97%	6,920	SOFR+2.46%	11/01/27	None
Mohawk Commons [4]	Fund V	39,650	18.09%	7,173	SOFR+2.00%	03/01/28	None
Interest rate swaps [1]	Funds II, IV & V	(678,898)	25.56%	(173,495)	N/A	Various
Sub-Total Variable-Rate Debt		320,685		78,605	8.1%
Total Debt - Investment Management		1,107,442		274,022	6.2%
Total Debt - Core Portfolio and Investment Management		$2,314,842		$1,301,520	4.8%

_________

1.
The Company has hedged a portion of its variable-rate debt with multiple variable to fixed-rate swap agreements which have various maturities (see Swap Interest Rate Summary of this Supplemental report which highlights the notional and actual locked base rate). The indicated maturity for each loan reflects the contractual maturity date of the loan without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 3.25% or the Prime Rate.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Investment Management debt is reflected net of additional joint venture interests.
5.
The Company makes cash payments at a stated interest rate of 6.5% on the outstanding principal balance. However, following the modification of the loan, the effective interest rate for GAAP purposes is zero.

Future Debt Maturities [1]
Supplemental Report – June 30, 2024	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$5,336	$75,334	$80,670	$4,672	$36,914	$41,586	5.16%	3.94%	9.33%
2025	2,577	—	2,577	2,246	—	2,246	N/A	N/A	N/A
2026	5,463	182,000	187,463	5,050	57,955	63,005	6.82%	6.82%	N/A
2027	5,267	216,575	221,842	4,954	200,860	205,814	4.23%	4.21%	8.50%
2028	1,833	616,809	618,642	1,833	616,808	618,641	4.15%	4.15%	N/A
Thereafter	2,498	93,708	96,206	2,498	93,708	96,206	4.76%	4.76%	N/A
Total	$22,974	$1,184,426	$1,207,400	$21,253	$1,006,245	$1,027,498

Investment Management	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$3,052	$296,331	$299,383	$598	$58,507	$59,105	4.27%	3.32%	7.49%
2025	3,124	434,529	437,653	600	143,048	143,648	6.77%	5.91%	8.23%
2026	2,856	66,044	68,900	528	13,377	13,905	5.86%	5.85%	8.09%
2027	2,734	170,610	173,344	505	31,693	32,198	7.15%	6.60%	8.09%
2028	485	127,677	128,162	92	25,074	25,166	5.92%	5.92%	N/A
Thereafter	—	—	—	—	—	—	N/A	N/A	N/A
Total	$12,251	$1,095,191	$1,107,442	$2,323	$271,699	$274,022

1.
Does not include any applicable extension options or subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps.

Future Debt Maturities – As Extended [1]
Supplemental Report – June 30, 2024	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$5,336	$75,334	$80,670	$4,672	$36,914	$41,586	5.16%	3.94%	9.33%
2025	2,577	—	2,577	2,246	—	2,246	N/A	N/A	N/A
2026	5,463	30,000	35,463	5,050	27,555	32,605	6.50%	6.50%	N/A
2027	5,267	187,401	192,668	4,954	181,201	186,155	4.24%	4.24%	N/A
2028	1,833	219,862	221,695	1,833	98,262	100,095	5.29%	5.29%	N/A
Thereafter	2,498	671,829	674,327	2,498	662,313	664,811	4.20%	4.20%	8.50%
Total	$22,974	$1,184,426	$1,207,400	$21,253	$1,006,245	$1,027,498

Investment Management	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt [2]	Rate Debt

2024 (Remainder)	$3,052	$195,563	$198,615	$598	$39,476	$40,074	3.95%	3.38%	7.58%
2025	3,124	184,279	187,403	600	38,309	38,909	6.63%	3.12%	8.05%
2026	2,856	277,272	280,128	528	107,584	108,112	6.26%	5.93%	7.93%
2027	2,734	234,000	236,734	505	44,435	44,940	6.64%	6.26%	7.82%
2028	485	129,806	130,291	92	27,587	27,679	6.82%	5.91%	9.08%
Thereafter	—	74,271	74,271	—	14,308	14,308	7.28%	5.95%	8.18%
Total	$12,251	$1,095,191	$1,107,442	$2,323	$271,699	$274,022

__________

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.
2.
Fixed Debt includes floating rate debt that is effectively fixed through interest rate swaps. Note that certain swaps (see Swap Interest Rate Summary) have expiration dates beyond the maturity of the Company’s variable rate debt.

.

Swap Interest Rate Summary [1]
Supplemental Report – June 30, 2024	(in thousands)

Core Portfolio

	Acadia's Pro-rata	Weighted Average
Maturity Year	Notional Balance	Fixed Rate on Swap [2]

2024 (Remainder)	$—	—
2025	25,000	2.13%
2026	36,400	4.14%
2027	265,446	2.60%
2028	150,000	2.99%
2029	225,000	2.60%
2030	125,000	2.83%
2031	—	—
Total	$826,846	2.76%

Investment Management

	Acadia's Pro-rata	Weighted Average
Year	Notional Balance	Fixed Rate on Swap [2]

2024 (Remainder)	$40,340	1.20%
2025	23,268	3.44%
2026	23,988	4.10%
2027	20,621	3.14%
2028	7,173	3.80%
2029	58,105	3.42%
2030	—	—
2031	—	—
Total	$173,495	2.98%

__________

1.
Includes the Company's pro-rata share of consolidated and unconsolidated interest rate swaps.
2.
Represents strike rate (fixed) rate on the swap that the Company pays in exchange for receiving SOFR.

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro							`
Rush and Walton Streets Collection (6 properties)	Lululemon, Reformation, Veronica Beard, St. Laurent	2011 2012	100.0%	40,384	—	—	40,384	58.9%	—%	—%	58.9%	58.9%	$6,266,229	$263.64
Clark Street and W. Diversey Collection (4 properties)	Starbucks, TJ Maxx, J Crew Factory, Trader Joe's	2011 2012	100.0%	53,099	—	—	53,099	78.2%	—%	—%	78.2%	80.2%	1,825,668	43.94
Halsted and Armitage Collection (13 properties)	Serena and Lily, Faherty, Allbirds, Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	53,220	—	—	53,220	100.0%	—%	—%	100.0%	100.0%	2,684,573	50.44
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,154,465	34.03
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	65,401	—	—	65,401	100.0%	—%	—%	100.0%	100.0%	2,749,189	42.04
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,983,790	47.47
Concord and Milwaukee	—	2016	100.0%	13,147	—	—	13,147	100.0%	—%	—%	100.0%	100.0%	478,695	36.41
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	70.5%	700,736	54.35
Roosevelt Galleria	Petco, Vitamin Shoppe, Dollar Tree	2015	100.0%	—	—	37,995	37,995	—%	—%	89.7%	89.7%	89.7%	880,649	25.84
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	82.2%	5,251,599	37.79
				492,733	—	84,066	576,799	83.5%	—%	88.9%	84.3%	85.5%	25,548,592	52.56
New York Metro
Soho Collection (12 properties)	Zimmermann, Club Monaco, Madewell, Faherty, Watches of Switzerland, ALC, Stone Island, Frame, Theory, Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,359	—	—	36,359	80.7%	—%	—%	80.7%	100.0%	10,864,410	370.22
5-7 East 17th Street	—	2008	100.0%	8,658	—	—	8,658	—%	—%	—%	—%	100.0%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	92.3%	—%	—%	92.3%	100.0%	1,504,881	278.12
61 Main Street	Splendid	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	322,294	92.88
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	1,085,445	94.27

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,824	14,824	—%	—%	100.0%	100.0%	100.0%	483,127	32.59
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,902,510	114.46
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,048,219	131.26
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,114,907	27.46
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	859,826	423.35
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	Citizens Bank, Citi Bank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,294,073	165.78
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,291,368	44.36
Williamsburg Collection [3]	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	95.3%	—%	—	95.3%	95.3%	5,315,507	109.74
991 Madison Avenue	Vera Wang, Gabriela Hearst	2016	100.0%	7,512	—	—	7,512	100.0%	—%	—%	100.0%	100.0%	3,572,528	475.58
Gotham Plaza	Bank of America, Footlocker, Apple Bank	2016	49.0%	—	—	25,931	25,931	—%	—%	68.0%	68.0%	76.4%	1,515,919	86.02
				171,293	34,614	88,822	294,729	89.2%	100.0%	90.6%	90.9%	97.1%	34,327,090	128.14
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	97.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,311,046	134.37
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	3,070,012	219.29
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	4,381,058	184.41
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	—	2012	100.0%	20,669	—	—	20,669	66.7%	—%	—%	66.7%	66.7%	849,992	61.70
14th Street Collection (3 properties)	Verizon	2021	100.0%	19,077	—	—	19,077	63.5%	—%	—%	63.5%	100.0%	1,032,106	85.14
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.5%	93.5%	93.5%	1,919,422	35.60
M Street and Wisconsin Corridor (27 Properties) [4]	Lululemon, Duxiana, Rag and Bone, Reformation, Glossier, Alo Yoga	2011 2016 2019	26.8%	260,429	—	—	260,429	84.4%	—%	—%	84.4%	86.9%	16,742,712	76.13
				300,175	25,134	32,533	357,842	81.9%	100.0%	88.5%	83.8%	87.5%	20,544,231	68.54
Boston Metro
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69
				1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	312,576	297.69

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Dallas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market, Warby Parker, Tecovas	2022	100.0%	89,751	31,635	—	121,386	85.5%	100.0%	—%	89.3%	89.3%	4,528,664	41.79

Total Street and Urban Retail				1,078,759	91,383	205,421	1,375,563	84.5%	100.0%	89.6%	86.3%	89.1%	$89,642,210	$75.53

Acadia Share Total Street and Urban Retail				883,625	91,383	192,196	1,167,204	84.7%	100.0%	91.1%	86.9%	89.7%	$77,014,710	$75.91

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl, Chase Bank, City MD	1998	100.0%	—	43,531	100,438	143,969	—%	100.0%	85.2%	89.7%	94.8%	3,418,718	26.48
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	28.3%	80.4%	57.1%	78.3%	996,287	16.69

New York
Village Commons Shopping Center	Citibank, Ace Hardware	1998	100.0%	—	—	87,128	87,128	—%	—%	90.1%	90.1%	90.1%	2,734,590	34.82
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	96.9%	98.8%	98.8%	3,554,346	29.16
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,106	63,372	—%	100.0%	80.8%	92.1%	92.1%	2,053,795	35.18
Crossroads Shopping Center	HomeGoods, PetSmart, BJ's Wholesale Club	1998	49.0%	—	202,727	105,286	308,013	—%	100.0%	72.6%	90.6%	98.2%	8,887,129	31.84
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	241,746	16,643	258,389	—%	95.0%	100.0%	95.3%	100.0%	2,284,260	9.28
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	55.1%	73.9%	73.9%	2,284,577	34.12

Connecticut
Town Line Plaza [5]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	79.1%	95.6%	95.6%	1,509,026	15.09

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,751	11.29
Crescent Plaza	Home Depot, Shaw's	1993	100.0%	—	156,985	61,017	218,002	—%	100.0%	95.9%	98.9%	98.9%	2,158,737	10.02
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	711,662	34.87
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu), Starbucks	1999	100.0%	—	73,184	29,670	102,854	—%	100.0%	88.6%	96.7%	96.7%	2,276,800	22.89

Illinois

Core Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	95.1%	97.7%	98.7%	1,432,456	14.82

Indiana
Merrillville Plaza	Dollar Tree, TJ Maxx, DD's Discount (Ross)	1998	100.0%	—	123,144	112,782	235,926	—%	100.0%	81.3%	91.1%	94.3%	3,072,457	14.30

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx, Dick's Sporting Goods, Burlington	1998	100.0%	—	153,332	81,619	234,951	—%	100.0%	93.9%	97.9%	97.9%	4,221,253	18.36

Delaware
Town Center and Other (1 property)	Lowes, Dick's Sporting Goods, Target	2003	100.0%	—	678,430	25,991	704,421	—%	89.7%	84.2%	89.5%	96.7%	10,778,568	17.10
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	96.8%	98.1%	100.0%	3,321,484	33.17
Naamans Road	Jared Jewelers, American Red Cross	2006	100.0%	—	—	19,850	19,850	—%	—%	63.9%	63.9%	63.9%	705,101	55.60

Pennsylvania
Mark Plaza	—	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	956,954	6.12
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	986,067	27.02
Abington Towne Center [6]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,321,641	22.30

Total Suburban Properties				—	2,835,836	1,070,680	3,906,516	—%	95.9%	86.0%	93.2%	96.4%	$64,867,009	$19.16

Acadia Share Total Suburban Properties				—	2,732,445	1,016,984	3,749,429	—%	95.8%	86.7%	93.3%	96.4%	$60,334,573	$18.60

Total Core Properties				1,078,759	2,927,219	1,276,101	5,282,079	84.5%	96.1%	86.6%	91.4%	94.5%	$154,509,219	$33.79

Acadia Share Total Core Properties				883,625	2,823,828	1,209,180	4,916,634	84.7%	95.9%	87.4%	91.8%	94.8%	$137,349,283	$32.26

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.
4.
Excludes 94,000 square feet of office GLA.
5.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
6.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2024	(Pro-Rata Basis)

	Number of	Combined		Percentage of Total [2]
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,323,009	6.9%	5.5%
TJX Companies [3]	9	252,043	3,105,924	4.3%	2.0%
Walgreens	4	68,393	2,887,312	1.2%	1.9%
PetSmart, Inc.	4	76,257	2,794,473	1.3%	1.8%
Lululemon	2	7,533	2,593,590	0.1%	1.7%
Trader Joe's	3	40,862	2,532,593	0.7%	1.7%
Fast Retailing [4]	2	32,013	2,494,313	0.5%	1.6%
ALO Yoga	2	22,566	2,447,658	0.4%	1.6%
Supervalu Inc. [5]	2	123,409	2,061,142	2.1%	1.4%
Bob's Discount Furniture	2	68,793	2,027,670	1.2%	1.3%
Tapestry [6]	2	4,250	1,788,909	0.1%	1.2%
Watches of Switzerland [7]	2	13,863	1,756,483	0.2%	1.2%
Royal Ahold [8]	2	103,125	1,646,284	1.7%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.5%	1.0%
Dick's Sporting Goods, Inc	2	98,805	1,544,276	1.7%	1.0%
Gap [9]	2	37,895	1,363,165	0.6%	0.9%
The Home Depot	2	187,914	1,345,020	3.2%	0.9%
Citibank	4	16,160	1,337,924	0.3%	0.9%
TD Bank	2	14,700	1,285,992	0.2%	0.8%
Michaels Stores, Inc.	2	45,285	1,283,810	0.8%	0.8%
TOTAL	56	1,654,257	$46,170,303	27.9%	30.4%

__________

1.
In accordance with the Company's policy of not disclosing the terms of individual leases, this list does not include tenants that operate at only one Acadia Core location. The following tenants with single locations that would otherwise be included in our top 20 tenants are: Lowe's (Town Center), Kohl's (28 Jericho Turnpike), Bang & Olufsen (Soho), Nordstrom Rack (State and Washington) and Vera Wang (991 Madison).
2.
Totals may not foot due to rounding.
3.
TJ Maxx (6 locations), HomeGoods (2 locations), Marshalls (1 location)
4.
Uniqlo (1 location), Theory (1 location)
5.
Shaw’s (2 locations)
6.
Kate Spade (2 locations)
7.
Grand Seiko (1 location), Betteridge Jewelers (1 location)
8.
Stop and Shop (2 locations)
9.
Old Navy (2 locations)

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2024	(Pro-Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	4,162	0.6%	$53.29	0.3%	—	—	—%	$—	—%
2024 (Remainder)	14	51,950	6.9%	52.97	4.1%	4	258,796	10.5%	11.08	7.8%
2025	27	103,258	13.8%	106.39	16.2%	9	376,598	15.4%	19.14	19.7%
2026	29	73,897	9.9%	144.83	15.8%	10	424,984	17.3%	10.78	12.5%
2027	16	27,092	3.6%	146.45	5.8%	5	155,675	6.3%	21.38	9.1%
2028	21	193,762	25.9%	65.24	18.6%	11	483,822	19.7%	12.43	16.4%
2029	24	52,923	7.1%	102.38	8.0%	12	374,283	15.3%	15.16	15.5%
2030	10	66,912	8.9%	76.24	7.5%	—	—	—%	—	—%
2031	6	37,532	5.0%	83.03	4.6%	2	50,566	2.1%	16.97	2.3%
2032	16	53,042	7.1%	119.28	9.3%	2	62,382	2.5%	12.65	2.2%
2033	20	42,859	5.7%	83.95	5.3%	1	28,881	1.2%	14.50	1.1%
Thereafter	7	40,741	5.4%	75.08	4.5%	5	237,330	9.7%	20.34	13.2%
Total [2]	193	748,130	100.0%	$90.75	100.0%	61	2,453,317	100.0%	$14.90	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		135,495					115,595
Total Square Feet [2]		883,625					2,823,828

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	—	—	—%	$—	—%	3	4,162	0.1%	53.29	0.2%
2024 (Remainder)	17	67,082	6.3%	28.67	5.8%	35	377,828	8.9%	19.96	5.5%
2025	36	117,127	11.1%	28.43	10.1%	72	596,983	14.0%	36.05	15.7%
2026	38	132,731	12.6%	26.01	10.5%	77	631,611	14.8%	29.67	13.6%
2027	36	140,051	13.3%	34.08	14.5%	57	322,817	7.6%	37.39	8.8%
2028	36	145,970	13.8%	35.29	15.7%	68	823,554	19.3%	28.90	17.3%
2029	24	101,723	9.6%	25.33	7.8%	60	528,929	12.4%	25.84	10.0%
2030	10	29,956	2.8%	37.17	3.4%	20	96,868	2.3%	64.16	4.5%
2031	13	76,607	7.3%	26.14	6.1%	21	164,705	3.9%	36.29	4.4%
2032	25	96,152	9.1%	33.06	9.7%	43	211,576	5.0%	48.66	7.5%
2033	21	85,791	8.1%	31.97	8.3%	42	157,531	3.7%	42.91	4.9%
Thereafter	16	63,377	6.0%	41.79	8.1%	28	341,448	8.0%	30.86	7.7%
Total [2]	272	1,056,566	100.0%	$31.13	100.0%	526	4,258,013	100.0%	$32.26	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant [2]		152,614					403,704
Total Square Feet [2]		1,209,180					4,916,634

_________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Amounts

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2024

	Quarter Ended				Year to Date
	March 31, 2024		June 30, 2024		June 30, 2024
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	2	2	4	4	6	6
GLA	3,460	3,460	10,929	10,929	14,389	14,389
New base rent	$40.04	$35.74	$90.18	$78.81	$78.12	$68.46
Previous base rent	$29.91	$30.90	$49.69	$50.77	$44.93	$45.99
Average cost per square foot	$49.36	$49.36	$88.18	$88.18	$78.85	$78.85
Weighted Average Lease Term (years)	10.0	10.0	9.7	9.7	9.8	9.8
Percentage growth in base rent	33.9%	15.7%	81.5%	55.2%	73.9%	48.9%

Renewal Leases
Number of renewal leases executed	20	20	14	14	34	34
GLA	184,391	184,391	67,887	67,887	252,278	252,278
New base rent	$22.53	$22.24	$75.23	$72.13	$36.71	$35.67
Expiring base rent	$20.47	$21.19	$64.95	$69.23	$32.44	$34.12
Average cost per square foot	$0.45	$0.45	$—	$—	$0.33	$0.33
Weighted Average Lease Term (years)	4.6	4.6	5.5	5.5	4.8	4.8
Percentage growth in base rent	10.1%	5.0%	15.8%	4.2%	13.2%	4.5%

Total New and Renewal Leases
Number of new and renewal leases executed	22	22	18	18	40	40
GLA commencing	187,851	187,851	78,816	78,816	266,667	266,667
New base rent	$22.85	$22.49	$77.31	$73.06	$38.94	$37.44
Expiring base rent	$20.64	$21.37	$62.84	$66.67	$33.11	$34.76
Average cost per square foot	$1.35	$1.35	$12.23	$12.23	$4.57	$4.57
Weighted Average Lease Term (years)	4.7	4.7	6.1	6.1	5.1	5.1
Percentage growth in base rent	10.7%	5.2%	23.0%	9.6%	17.6%	7.7%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's construction and/or redevelopment projects (see Development and Redevelopment Activity page of this Supplemental Report) in both new and renewal leases. Renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2024

	Quarter Ended		Year to Date
	March 31, 2024	June 30, 2024	June 30, 2024	December 31, 2023
Leasing Commissions	$560	$1,362	$1,922	$5,941
Tenant Improvements	1,212	907	2,119	10,594
Maintenance Capital Expenditures	1,640	2,143	3,783	8,618
Total Capital Expenditures	$3,412	$4,412	$7,824	$25,153

Fund Overview
Supplemental Report – June 30, 2024

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V			Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012			Aug-2016
Fund Size	$90.0	Million	$472.0	Million [2]	$502.5	Million	$540.6	Million		$520.0	Million		$2,125.1	Million
Acadia's Commitment	$20.0	Million	$291.2	Million	$123.3	Million	$125.0	Million		$104.5	Million		$664.0	Million
Acadia's Pro-Rata Share	22.2%		61.7	% [2]	24.5%		23.1%			20.1%			31.2%
Acadia's Promoted Share [1]	37.8%		69.4%		39.6%		38.5%			36.1%			45.0%
Preferred Return	9.0%		8.0%		6.0%		6.0%			6.0%			6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$559.4	Million	$448.1	Million	$506.0	Million		$459.6	Million		$2,059.7	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.9	Million	$603.5	Million	$221.4	Million		$121.6	Million		$1,314.8	Million
Net Distributions/Contributions	225.6%		30.9%		134.7%		43.8%			26.4%			63.8%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$24.0	Million		$60.4	Million		$86.3	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$	N/A	Million	$	N/A	Million
Investment Period Closes	Closed		Closed		Closed		Closed			Closed
Currently in a Promote Position? (Yes/No)	No		No		No		No			No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6-7 of the investment period (August 26, 2021-August 25, 2023); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

Fund Overview
Supplemental Report – June 30, 2024

_________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro-rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020, 2021 and 2022 to fund the on-going redevelopment of existing Fund II investments. The $472 million reflects an incremental $172 million of capital contributed in connection with the City Point recapitalization. Fund II contains one remaining investment, City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyns II from 28% to 40%. Additionally, during the third quarter 2022, the Company increased its ownership in Fund II from 40% to 61.7%. During the first quarter 2023, Mervyns II distributed the Albertsons shares to its investors upon expiration of the lock-up agreement.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $24.0 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

Investment Management Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point [2]	Primark, Target, Sephora, Basis Schools, Alamo Drafthouse, Trader Joe's	2007	94.2%	—	330,448	205,607	536,055	—%	100.0%	39.5%	76.8%	85.9%	$18,460,889	$44.84

Total - Fund II				—	330,448	205,607	536,055	—%	100.0%	39.5%	76.8%	85.9%	$18,460,889	$44.84

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	─	2012	100.0%	4,637	—	—	4,637	77.6%	—%	—%	77.6%	77.6%	$854,954	$237.69
Total - Fund III				4,637	—	—	4,637	77.6%	—%	—%	77.6%	77.6%	$854,954	$237.69

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	100.0%	—%	—%	100.0%	100.0%	$300,000	$118.95
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,063,935	244.77
1035 Third Avenue [3]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,222,748	160.17

BOSTON
Massachusetts
Restaurants at Fort Point	Santander Bank	2016	100.0%	15,711	—	—	15,711	9.1%	—%	—%	9.1%	9.1%	224,438	157.50

NORTHEAST
Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.3%	85.3%	2,092,896	15.28

MID-ATLANTIC
Delaware
Eden Square	Giant Food, LA Fitness	2014	90.0%	—	116,003	113,168	229,171	—%	100.0%	81.9%	91.1%	100.0%	3,360,555	16.10

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Warby Parker, Kendra Scott, Starbucks	2014	100.0%	94,713	—	—	94,713	89.6%	—%	—%	89.6%	90.2%	3,140,674	37.00

WEST
California
Union and Fillmore Collection (1 property)	Bonobos	2015	90.0%	1,044	—	—	1,044	100.0%	—%	—%	100.0%	100.0%	143,286	137.25

Total - Fund IV				136,771	171,003	218,616	526,390	77.5%	100.0%	79.9%	85.8%	89.8%	$12,548,531	$27.79

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	86.2%	95.7%	99.9%	$4,113,674	$19.18

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	217,617	217,617	—%	—%	90.0%	90.0%	91.9%	4,719,123	24.10

Investment Management Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
La Frontera Village	Kohl's, Hobby Lobby, Burlington, Marshalls	2022	90.0%	—	203,500	330,930	534,430	—%	85.0%	91.1%	88.8%	89.1%	6,671,780	14.06

MIDWEST
Michigan
New Towne Center	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	100.0%	100.0%	100.0%	2,412,415	12.66
Fairlane Green	TJ Maxx, Michaels, Burlington	2017	100.0%	—	109,952	160,235	270,187	—%	100.0%	97.1%	98.3%	98.3%	5,220,056	19.66

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,828	530,816	—%	100.0%	89.5%	94.5%	95.6%	7,818,495	15.59

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,798	302,738	—%	100.0%	82.5%	90.0%	93.3%	3,918,106	14.38

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	264,314	122,466	386,780	—%	74.1%	74.5%	74.2%	97.9%	6,054,121	21.09

New York
Shoppes at South Hills	ShopRite, At Home, Ashley Furniture	2022	90.0%	—	416,804	96,164	512,968	—%	80.7%	56.1%	76.1%	76.1%	4,396,157	11.26
Mohawk Commons	Lowe's, Target	2023	90.0%	—	330,874	70,299	401,173	—%	100.0%	89.9%	98.2%	100.0%	5,644,438	14.32

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,436,964	11.94

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	155,279	305,534	460,813	—%	100.0%	94.6%	96.4%	96.8%	5,984,686	13.47

Vermont
Maple Tree Place [4]	Shaw's, Dick's Sporting Goods, Best Buy, Old Navy	2023	100.0%	—	246,738	147,764	394,502	—%	100.0%	58.7%	84.5%	84.5%	6,633,578	19.89

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington, Ross Dress for Less	2019	100.0%	—	87,883	292,316	380,199	—%	100.0%	95.3%	96.4%	96.4%	7,555,231	20.62

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	93.3%	96.2%	96.2%	3,487,068	21.10
Cypress Creek	Hobby Lobby, Total Wine, HomeGoods	2023	100.0%	—	167,978	71,678	239,656	—%	100.0%	95.1%	98.5%	98.5%	5,043,339	21.36

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's Sporting Goods	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	97.5%	99.3%	99.3%	4,757,107	12.59

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	84.8%	96.8%	97.6%	4,410,107	9.83

Georgia
Canton Marketplace	Dick's Sporting Goods, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,440	352,009	—%	100.0%	91.6%	94.7%	96.6%	6,071,025	18.20
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	90.1%	96.7%	92.9%	92.9%	4,510,822	13.39

Investment Management Retail Properties – Detail [1]
Supplemental Report – June 30, 2024

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	100.0%	100.0%	100.0%	5,332,773	22.03

Utah
Family Center at Riverdale	Target, Home Goods, Best Buy, Sierra Trading (TJX)	2019	89.4%	—	231,895	140,513	372,408	—%	100.0%	94.5%	97.9%	97.9%	4,095,427	11.23

Total - Fund V				—	4,340,209	3,423,219	7,763,428	—%	95.4%	89.6%	92.8%	94.7%	$113,286,490	$15.72

Other Co-investment Vehicles Detail

NORTHEAST
New York
Shops at Grand Avenue	Stop & Shop (Ahold), Starbucks	2024	5.0%	—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	3,563,628	35.69

Total - Other Co-investment Vehicles				—	52,336	47,501	99,837	—%	100.0%	100.0%	100.0%	100.0%	$3,563,628	$35.69

TOTAL INVESTMENT MANAGEMENT PROPERTIES				141,408	4,893,996	3,894,943	8,930,347	77.5%	95.9%	86.5%	91.5%	93.9%	$148,714,491	$18.19

Acadia Share of Total Investment Management Properties				32,735	1,070,822	828,938	1,932,495	77.5%	96.5%	82.0%	89.9%	93.0%	$35,901,134	$20.66

__________

1.
Excludes properties under development, see Development and Redevelopment Activity page of this Supplemental Report. The above in place occupancy and rent amounts only include spaces where leases have commenced. Leased occupancy includes spaces for which leases have been signed and not yet commenced. ABR and ABR per square foot correlates to in place occupancy.
2.
In place occupancy excludes short-term percentage rent.
3.
Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).
4.
Property also includes 93,259 sf of office space.

Investment Management Lease Expirations
Supplemental Report – June 30, 2024	(Pro-Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2024 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	1	1,426	0.6%	164,531	115.36	1.5%	—	—	—%	—	—	—%
2026	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2027	3	15,292	6.4%	1,155,166	75.54	10.8%	—	—	—%	—	—	—%
2028	1	552	0.2%	107,618	195.00	1.0%	1	306	34.7%	75,845	247.85	36.2%
2029	1	580	0.2%	89,140	153.75	0.8%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	20.0%	42,148	238.21	20.1%
2031	—	—	—%	—	—	—%	1	226	25.6%	55,503	245.31	26.5%
2032	4	78,364	32.8%	1,245,131	15.89	11.6%	1	173	19.7%	36,309	209.28	17.3%
2033	3	18,877	7.9%	871,403	46.16	8.1%	—	—	—%	—	—	—%
Thereafter	9	124,056	51.9%	7,091,521	57.16	66.1%	—	—	—%	—	—	—%
Total [2]	22	239,146	100.0%	$10,724,510	$44.84	100.0%	4	883	100.0%	$209,806	$237.69	100.0%

		72,265	Total Vacant [2]					255	Total Vacant [2]
		311,411	Total Square Feet [2]					1,138	Total Square Feet [2]

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	3	1,295	0.1%	$22,204	$17.14	0.1%
2024 (Remainder)	5	2,185	2.3%	173,195	79.25	6.2%	—	—	—%	—	—	—%
2025	5	1,761	1.8%	445,406	252.95	16.1%	143	328,051	23.5%	4,682,960	14.28	21.3%
2026	7	13,032	13.5%	202,639	15.55	7.3%	93	120,791	8.7%	2,331,540	19.30	10.6%
2027	10	7,646	7.9%	197,915	25.89	7.1%	94	209,560	15.0%	2,848,148	13.59	12.9%
2028	7	4,962	5.1%	135,778	27.36	4.9%	87	165,350	11.8%	3,159,067	19.11	14.3%
2029	5	27,761	28.8%	525,282	18.92	19.0%	69	160,721	11.5%	2,472,950	15.39	11.2%
2030	1	346	0.4%	16,278	47.00	0.6%	34	81,525	5.8%	1,197,988	14.69	5.4%
2031	4	1,628	1.7%	144,669	88.88	5.2%	33	75,051	5.4%	1,112,062	14.82	5.1%
2032	7	22,742	23.6%	565,286	24.86	20.4%	35	69,198	5.0%	1,171,894	16.94	5.3%
2033	5	12,850	13.3%	292,685	22.78	10.6%	32	61,006	4.4%	1,158,005	18.98	5.3%
Thereafter	2	1,472	1.5%	72,692	49.40	2.6%	39	123,622	8.9%	1,859,994	15.05	8.4%
Total [2]	58	96,385	100.0%	$2,771,824	$28.76	100.0%	662	1,396,169	100.0%	$22,016,812	$15.77	100.0%

		16,285	Total Vacant [2]					106,115	Total Vacant [2]
		112,669	Total Square Feet [2]					1,502,285	Total Square Feet [2]

Investment Management Lease Expirations
Supplemental Report – June 30, 2024	(Pro-Rata Basis)

	OTHER CO-INVESTMENT VEHICLES
		GLA			ABR
	Leases	Expiring	Percent			Percent
	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%
2024 (Remainder)	—	—	—%	$—	—	—%
2025	1	83	1.7%	$4,926	59.28	2.8%
2026	1	516	10.3%	$14,417	27.94	8.1%
2027	1	130	2.6%	$4,883	37.63	2.7%
2028	3	498	10.0%	$30,330	60.92	17.0%
2029	—	—	—%	$—	—	—%
2030	—	—	—%	$—	—	—%
2031	1	251	5.0%	$7,298	29.04	4.1%
2032	—	—	—%	$—	—	—%
2033	1	2,617	52.4%	$89,220	34.09	50.1%
Thereafter	3	897	18.0%	$27,108	30.22	15.2%
Total [2]	11	4,992	100.0%	$178,181	$35.69	100.0%

		—	Total Vacant [2]
		4,992	Total Square Feet [2]
__________

1. Leases currently under month to month or in process of renewal.

2. Totals may not foot due to rounding.

Development and Redevelopment Activity
Supplemental Report – June 30, 2024

					Acadia's Pro-rata Share
Property	AKR Pro-rata share	Location	Estimated Stabilization	Est. Sq ft Upon Completion	Costs prior to development / redevelopment	Incurred costs since development / redevelopment	Total Costs to Date	Estimated Future Range			Estimated Total Range
CORE

Development:
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	$9.6	$9.2	$18.8	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
City Center	100.0%	San Francisco, CA	2024/2025	241,000	155.0	55.2	210.2	—	-	2.8	210.2	-	213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	141.7	13.1	154.8	11.9	-	21.9	166.7	-	176.7
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	29.1	0.8	29.9	TBD	-	TBD	TBD	-	TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	14.8	4.5	19.3	3.0	-	4.0	22.3	-	23.3
Mad River	100.0%	Dayton, OH	TBD	TBD	14.3	0.6	14.9	4.0	-	5.0	18.9	-	19.9
840 N. Michigan Avenue	91.9%	Chicago, IL	TBD	87,000	152.3	—	152.3	TBD	-	TBD	TBD	-	TBD
664 N. Michigan Avenue	100.0%	Chicago, IL	TBD	18,000	87.2	—	87.2	TBD	-	TBD	TBD	-	TBD
Brandywine Holdings	100.0%	Wilmington, DE	TBD	96,000	24.0	0.1	24.1	TBD	-	TBD	TBD	-	TBD
Westshore Expressway	100.0%	Staten Island, NY	TBD	55,000	18.6	—	18.6	TBD	-	TBD	TBD	-	TBD
Total Core Redevelopment					$637.0	$74.3	$711.3	$18.9		$33.7	$418.1		$432.9

Total Core Development and Redevelopment					$646.6	$83.5	$730.1	$18.9		$33.7	$418.1		$432.9

INVESTMENT MANAGEMENT

Development:
FUND III
Broad Hollow Commons	24.5%	Farmingdale, NY	TBD	TBD	$3.0	$4.3	$7.3	TBD	-	TBD	TBD	-	TBD

Major Redevelopment:
FUND IV
717 N. Michigan Avenue	23.1%	Chicago, IL	TBD	TBD	26.9	0.9	27.8	TBD	-	TBD	TBD	-	TBD
Total Investment Management Development and Major Development					$29.9	$5.2	$35.1	$—		$—	$—		$—

Total Core and Investment Management Development and Major Redevelopment					$676.5	$88.7	$765.2	$18.9		$33.7	$418.1		$432.9

Pre-Stabilized:
City Point (Fund II)	61.7%	Brooklyn, NY	2025/2026	536,198
640 Broadway (Fund III)	24.5%	New York, NY	2024/2025	4,637
210 Bowery (Fund IV)	23.1%	New York, NY	2024/2025	2,538
801 Madison (Fund IV)	23.1%	New York, NY	2024/2025	2,522
27 E 61st Street (Fund IV)	23.1%	New York, NY	2024/2025	4,177
1035 Third Avenue (Fund IV)	23.1%	New York, NY	2024	7,634

Important Notes
Supplemental Report – June 30, 2024

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding (i) gains (or losses) from sales of depreciated properties; (ii) depreciation and amortization; (iii) impairment of depreciable real estate properties; (iv) gains (losses) from change in control and (v) after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including (i) charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio; (ii) the impact of the unrealized holding gains (losses) incidental to its main business, including those related to its RCP investments such as Albertsons and (iii) any realized income or gains from the Company’s investment in Albertsons.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, same-property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and same-property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and same-property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.